UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 24, 2006
(Date of Earliest Event Reported)
ARGO-TECH CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-38223	31-1521125

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
23555 Euclid Avenue
Cleveland, Ohio 44117-1795
(Address of Principal Executive Offices Including Zip Code)
(216) 692-6000
(Registrants’ Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 24, 2006, V.G.A.T. Investors, LLC (“VGAT”) entered into a definitive agreement (the “Agreement”) to sell all of the issued and outstanding common stock of AT Holdings Corporation (“AT Holdings”), the parent corporation of Argo-Tech Corporation (the “Company”), to Eaton Corporation (“Eaton”) (the “Transaction”). The members of VGAT include, among others, Vestar Capital Partners IV, L.P., Greenbriar Equity Group, LLC and several members of the Company’s senior management.
Under the terms of the Agreement, VGAT will receive consideration of $695,000,000, consisting of cash and the assumption of debt, in exchange for the shares of AT Holdings, subject to adjustment in accordance with the terms of the Agreement. Prior to consummation of the Transaction, the Company is expected to be reorganized to exclude its cryogenics and other non-aerospace assets (the “Reorganization”). In order to effect the Reorganization, the Company intends to, among other things, seek a consent from the holders of the Company’s outstanding 9.25% Senior Notes to the Reorganization, together with a waiver of the holder’s right under the related indenture to require the Company to repurchase such notes in connection with the Transaction.
The Transaction is subject to the condition that any applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and any applicable foreign competition filings shall have expired or been terminated, and other customary closing conditions.
The Company expects the Transaction to close in the first quarter 2007, but closing is subject to, among other things, required regulatory approvals and other closing conditions.
Cautionary Statement Regarding Forward-Looking Statements
This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for the historical and factual information contained herein, the matters set forth in this filing, including statements identified by words such as “intends,” “expects,” “believes,” “will,” and similar expressions are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, satisfaction of closing conditions to the Transaction, including the ability of the Company to obtain any necessary consents, unanticipated operating costs and effects of general and local economic conditions. Additional information or factors which could impact the Companies and the Company’s forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake any obligation to update or supplement forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGO-TECH CORPORATION

By:	/s/ Paul R. Keen

Name: Paul R. Keen Title: Executive Vice President, General Counsel and Secretary
Date: December 28, 2006